UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

Catalyst Semiconductor, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies: ☐

(2)	Aggregate number of securities to which transaction applies: ☐

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): ☐

(4)	Proposed maximum aggregate value of the transaction: ☐

(5)	Total fee paid: ☐

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Filed by Catalyst Semiconductor, Inc. Pursuant to Rule 14a-12 under the Securities Exchange Act of 1934 Subject Company: Catalyst Semiconductor, Inc. Commission File No.: 000-21488

Selection. Service. Support.
www.onsemi.com

ON Semiconductor®

Employee Presentation • July 2008

Employee Presentation • July 2008
Safe Harbor Statement and Non-GAAP Financial
Measure Information
During the course of this presentation, ON Semiconductor may make projections or other forward-looking statements regarding future events or its future financial performance.  The words “estimate,” “intend,” “expect,” “plan,” “should” or similar expressions are intended to identify forward-looking statements.  ON Semiconductor wishes to caution that such statements are subject to risks and uncertainties that could cause actual events or results to differ materially.  Important factors relating to our business, including factors that could cause actual results to differ from our forward-
looking statements, are described in our Form 10-K and other filings with the SEC.  ON
Semiconductor assumes no obligation to update forward-looking statements to reflect actual results or changed assumptions or other factors.
Some data in this presentation may include non-GAAP financial measures.  You can find reconciliations of these non-GAAP financial measures to the most directly comparable measures under generally accepted accounting principles within the following presentation at our website (http://www.onsemi.com) at the “Investors” section under the category “Annual Reports/Financial Releases.”

Employee Presentation • July 2008
This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform
Act of 1995. These forward-looking statements include, but are not limited to, statements related to the benefits of the proposed transaction between ON Semiconductor Corporation (“ON”) and Catalyst Semiconductor, Inc. (“Catalyst
Semiconductor”) and the future financial performance of ON. These forward-looking statements are based on information available to ON and Catalyst Semiconductor as of the date of this release and current expectations, forecasts and assumptions and involve a number of risks and uncertainties that could cause actual results to differ materially from those anticipated by these forward-looking statements. Such risks and uncertainties include a variety of factors, some of which are beyond ON’s or Catalyst Semiconductor’s control. In particular, such risks and uncertainties include difficulties encountered in integrating merged businesses; the risk that the transaction does not close, including the risk that the requisite stockholder and regulatory approvals may not be obtained; the variable demand and the aggressive pricing environment for semiconductor products; dependence on each company’s ability to successfully manufacture in increasing volumes on a cost-effective basis and with acceptable quality for its current products; the adverse impact of competitive product announcements; revenues and operating performance; changes in overall economic conditions; the cyclical nature of the semiconductor industry; changes in demand for our products; changes in inventories at customers and distributors; technological and product development risks; availability of raw materials;
competitors' actions; pricing and gross margin pressures; loss of key customers; order cancellations or reduced bookings; changes in manufacturing yields; control of costs and expenses; significant litigation; risks associated with acquisitions and dispositions; risks associated with leverage and restrictive covenants in debt agreements; risks associated with international operations; the threat or occurrence of international armed conflict and terrorist activities both in the United States and internationally; risks and costs associated with increased and new regulation of corporate governance and disclosure standards (including pursuant to Section 404 of the Sarbanes-Oxley Act of 2002); and risks involving environmental or other governmental regulation.  Information concerning additional factors that could cause results to differ materially from those projected in the forward-looking statements is contained in ON’s Annual Report on
Form 10-K as filed with the Securities and Exchange Commission (the “SEC”) on February 12, 2008, Quarterly Reports
on Form 10-Q, Current Reports on Form 8-K and other of ON’s SEC filings, and Catalyst Semiconductor’s Annual
Report on Form 10-K as filed with the SEC on July 3, 2008, Quarterly Reports on Form 10-Q, Current Reports on Form
8-K and other of Catalyst Semiconductor SEC filings. These forward-looking statements should not be relied upon as representing ON’s or Catalyst Semiconductor’s views as of any subsequent date and neither undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made.

Employee Presentation • July 2008
This communication is being made in respect of the proposed transaction involving ON and Catalyst
Semiconductor. In connection with the proposed transaction, ON plans to file with the SEC a Registration Statement on
Form S-4 containing a Proxy Statement of Catalyst Semiconductor and a Prospectus of ON and each of ON and
Catalyst Semiconductor plan to file with the SEC other documents regarding the proposed transaction. The definitive
Proxy Statement/ Prospectus will be mailed to stockholders of Catalyst Semiconductor. INVESTORS AND SECURITY
HOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED
WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL
CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.
Investors and security holders will be able to obtain free copies of the Registration Statement and the
Proxy Statement/Prospectus (when available) and other documents filed with the SEC by ON and Catalyst
Semiconductor through the web site maintained by the SEC at www.sec.gov. In addition, investors and security holders will be able to obtain free copies of the Registration Statement and the Proxy Statement/Prospectus (when available)
and other documents filed with the SEC from ON by directing a request to ON Semiconductor Corporation, 5005 East
McDowell Road, Phoenix, AZ, 85008, Attention: Investor Relations (telephone: (602) 244-3437) or going to ON’s corporate website at www.onsemi.com, or from Catalyst Semiconductor by directing a request to Catalyst
Semiconductor, Inc., 2975 Stender Way, Santa Clara, CA 94054, Attention: Investor Relations (telephone:408-542-
1000) or going to Catalyst Semiconductor’s corporate website at www.catsemi.com.
ON and Catalyst Semiconductor, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding ON’s directors and executive officers is contained in its annual proxy statement filed with the SEC on April 4, 2008. Information regarding Catalyst Semiconductor’s directors and executive officers is contained in Catalyst Semiconductor’s annual proxy statement filed with the SEC on August 24, 2007. Additional information regarding the interests of such potential participants will be included in the Proxy Statement/Prospectus and the other relevant documents filed with the SEC
(when available).

Employee Presentation • July 2008
•
Why is ON Semiconductor Acquiring
Catalyst Semiconductor
•
About ON Semiconductor
•
Organization Overview and
Common Questions
•
Expectations and FAQs
•
Employee Resources
Agenda

Employee Presentation • July 2008
- The acquisition of Catalyst Semiconductor will add to ON Semiconductor’s high gross margin analog and mixed signal products offerings
- Catalyst Semiconductor’s EEPROM technology will strengthen our ASIC and power product capabilities expanding our ability to more comprehensively address our customers’
needs
- Catalyst Semiconductor’s proprietary intellectual property and proven design capabilities
To compete successfully in today’s global marketplace, size and scale are important. ON
Semiconductor can provide Catalyst with:
• Enhanced scale
• Deeper customer relationships and sales channels
• Integrated manufacturing capabilities
• An expanded addressable market
- ON Semiconductor’s world-class operational capabilities and supply chain enable Catalyst
Semiconductor’s products to better penetrate a variety of markets including, but not limited to: telecommunications, networking systems, automotive, industrial and consumer markets
Why is ON Semiconductor
Acquiring Catalyst Semiconductor

ON Semiconductor®

CATALYST SEMICONDUCTOR, INC.

BEYOND MEMORY

ON Semiconductor®

Employee Presentation • July 2008
•
World class, high
volume, cost
effective products
•
Leading standard
products in
Automotive,
Computing,
Consumer and
Communications
end markets
•
Industry leader in
power management
•
Leader in analog,
mixed signal and
EEPROM
technologies
•
Top 4 player in
EEPROM sector
•
Proprietary
technology and
proven design
capabilities
• Leading standard and custom
products increase customer
value proposition
•
Expanded analog and mixed
signal design and strong
EEPROM capabilities
•
Expanded presence in
automotive, consumer and
industrial end markets
•
Integrated manufacturing
capabilities including advanced
sub-micron Gresham fabrication
facility which can extend the
product roadmap and increase
the total addressable market
A Winning Combination

Employee Presentation • July 2008
•
Why is ON Semiconductor Acquiring Catalyst
Semiconductor
•
About ON Semiconductor
•
Organization Overview and Common Questions
•
Expectations and FAQs
•
Employee Resources
Agenda

Employee Presentation • July 2008
Vision and Mission of ON Semiconductor
Our Vision
Our Mission
Dedicated to becoming the premier supplier of
Dedicated to becoming the premier supplier of
high performance energy efficient silicon
high performance energy efficient silicon
solutions worldwide
solutions worldwide
To provide our customers with high quality,
To provide our customers with high quality,
cost efficient solutions to solve the demanding
cost efficient solutions to solve the demanding
power and signal management design
power and signal management design
challenges
challenges

Employee Presentation • July 2008
Industry Dynamics Continue to Favor
ON Semiconductor
•
Rationalization of the Supplier Base
– ON Semiconductor is the one-stop shop for the semiconductor requirements of our customers
• From custom ASICs to standard components, we are an expert in power efficiency with the broadest selection of semiconductor products
• We shipped more than 32 billion units in 2007, more than five products for every person in the world with 95 percent on-time delivery to our key customer requested dates
•
Customers and Consumers are focused on Energy Efficiency
– Government agencies such as EnergyStar™, California CEC, European Code of
Conduct and the China CSC as well as consumers are focused on the power consumption of electronic devices
– ON is a leader in the Green wave with its GreenPoint™ power solutions and
Greenline™ products that meet these emerging standards at a lower total design cost
•
Consumer Driven Semiconductor Growth
– High Volume, Competitive Costs, High Quality Levels, Flexible Capacity, Quick
Design Turns

Employee Presentation • July 2008
Focus on the Right Applications
• Factory Automation
• Security Systems
• Sensor Interfaces
• Wireless or Wired Networking
• Communications Interface
Industrial Medical
• Implantable Devices
• Remote Patient Monitoring
• Medical Imaging
• Blood Glucose Monitoring
• Hearing Aids
• Therapeutics
Automotive
• Driver Information and
Telematics Powertrain
• Safety and Chassis
• Audio and Infotainment
• Exterior & Interior Lighting
• Body Electronics
Computing
&
Gaming
• CPU / GPU Power Delivery
and Regulation
• Efficient Power Supplies
• Audio Signaling
• Thermal Management
Portable Consumer
• Display & Flash LED Lighting
• Audio Subsystems
• Data Switching
• Battery Charging Control
• Filtering for Camera and LCD
Interface
Media & Entertainment
• Audio Signaling
• Digital Audio/Video Transmission
• Image Filtering
• Digital Audio/Video Switching
• Conditional Access Systems
• Power Supply Efficiency
HV Communication
• IP Cameras
• World Class PoE
• Surveillance Cameras
• Industrial Ethernet
• Robust Ethernet Environment
• High Power Accuracy
Military & Aerospace
• Guidance Systems
• Infrared Imaging
• Secure Military Communications
• Commercial/Military Avionics
• Tactical Missiles/Munitions

Employee Presentation • July 2008
The Transformation Continues
Premier Energy
Efficient Supplier
FUTURE
Enhanced
Capabilities
• Commodity/mass-market
orientation
• Strong focus on operations /
supply chain / logistics
• Sales focused on
procurement (transactional)
• Strong service differentiation
• Emerging design
relationships
• Loose pricing management
• Improving financial health
with debt and interest
expense reduction
1999-2004
• Premier supplier of high
performance energy efficient
solutions
• Customers Strategic
Semiconductor Supplier
• Strong systems and field
applications
• Revenues > $4 billion,
GMs > 50%
• Alignment of resources across
company
• Expansion of product, sales and
engineering capabilities through
acquisitions
• Focused product success in high
growth applications
• Important Supplier to Category One
and Category Two customers
• Disciplined pricing process to
capture margin
• Projected $2.2 billion in Sales and
40%+ GMs
• Strong cash generation
Responsive and
Flexible Supplier
2004-2008

Employee Presentation • July 2008
Product
Leadership
Customer
Intimacy
Operational
Excellence
Leveraging our operational strengths.
• Lower manufacturing costs.
• Improve quality and supply chain.
Building intimate relationships with
market-making customers.
• Dedicate resources to understand
the needs of our key customers.
• Develop solutions for customer’s
key applications.
Improving our technological capabilities
to provide leadership in power and signal
management solutions.
• Increase rate of technological innovation.
• Shorten development cycle times.
ON Semiconductor Business Strategy

Employee Presentation • July 2008
Together We Have A Winning Organization
•
Operational Excellence
– Manufacturing capability to deliver solutions at the right value point
– Supply chain management expertise to ensure you get your parts when you want them, where you want them, and how you want them
•
Customer Intimacy
– Worldwide sales, design and support locations
– Solution Engineering Centers dedicated to working closely with customers to drive innovative designs with higher performance and getting them to market fast
•
Product Leadership
– Expertise in power efficient products and solutions and memory technologies
• Custom, integrated ASICs, EEPROM to standard components
• Serving a broad range of end-market applications/end products
– System knowledge to meet tomorrow’s power management challenges
– Analog and power IC and memory design expertise to translate customer requirements into next generation products
– Broadest portfolio to offer both parts and system solutions

Vilvoorde
Oudenaarde
Limerick
Hallbergmoos/Munich
Velizy
Toulouse
Roznov
Piestany/Bratislava
Brno
Sofia
Bucharest
Bozeman
Pocatello
American Fork
Longmont
Co Springs
Plano
Austin
Portland
Gresham
Twain Harte
Sunnyvale
San Jose
Phoenix
Waterloo
Lower Gwynedd
East Greenwich
Pyeong/Seoul
Aizu
Shanghai
Leshan
Hong Kong
Taipei
Hsin-Chu City
Carmona
Calamba
Thailand
Seremban
● Design & Manufacturing
♦ Design Center/SEC
■ Manufacturing

ON Semiconductor®

Employee Presentation • July 2008 Worldwide Design & Manufacturing

Employee Presentation • July 2008
•
Why is ON Semiconductor Acquiring Catalyst
Semiconductor
•
About ON Semiconductor
•
Organization Overview and Common Questions
•
Expectations and FAQs
•
Employee Resources
Agenda

Employee Presentation • July 2008
Custom and Foundry
Bob Klosterboer
Standard Products
Bill Hall
Catalyst Semiconductor
Gelu Voicu
President and
Chief Executive Officer
Keith Jackson
Finance
Donald Colvin
Integration
Charlotte Diener
COO – Chief
Operating Officer
John Nelson
Sales & Marketing
Bob Mahoney
Human Resources
Colleen McKeown
General Counsel
Sonny Cave
Manufacturing Services
Bill George
Automotive and Power
Regulation Products
Andy Williams
Computing and
Digital and Consumer
Products
Bill Schromm
Organization

Employee Presentation • July 2008 Common Questions • Organization Expectations • HR Policies – 2008 Benefits • Travel – Policy • Payroll • Seniority • Vacation and sick leave

Employee Presentation • July 2008
•
Why is ON Semiconductor Acquiring Catalyst
Semiconductor
•
About ON Semiconductor
•
Organization Overview and Common Questions
•
Expectations and FAQs
•
Employee Resources
Agenda

Employee Presentation • July 2008
Expectations
• Your manager should:
– Hold department meetings
– Help set your focus/priorities
• Employees should:
– Stay informed by reading FAQs from Catalyst Semiconductor
– Ask questions
–
Send questions to employee.questions@onsemi.com

Employee Presentation • July 2008
Expectations
Moving forward
• You will see:
– Ongoing communications
• “The Circuit” – The employee newsletter
– Updated FAQs
– Ongoing communication meetings
– Commitment to integrating work groups

Employee Presentation • July 2008
Frequently Asked Questions
Top FAQs could be site-specific
1. Where can I find answers to my questions?
2. How many people are being laid off?
3. Are layoffs planned?
4. When will benefits change?
5. When do I get paid?
6. How will salaries be impacted?
7. Will there be merit changes?
8. Will my title change?

Employee Presentation • July 2008
•
Why is ON Semiconductor Acquiring
Catalyst Semiconductor
•
About ON Semiconductor
•
Organization Overview and Common Questions
•
Expectations and FAQs
•
Employee Resources
Agenda

Employee Presentation • July 2008
•
Colleen McKeown, SVP, HR and Communication
•
David Eichler, CFO/HR
–
Rosa Vasquez, HR
•
Kerry Chou, HR, Compensation
•
Mark Carr, VP, HR Operations
•
Tobin Cookman, HR Director
•
Robert Colbert, Manager,
Employee Communications
•
Linda Chan, HR Director Asia
•
employee.questions@onsemi.com
Human Resources Contacts

Employee Presentation • July 2008
•
Company intranet
•
Site/department meetings
•
employee.questions@onsemi.com
•
Human Resources
•
Your leader
•
The Circuit – the employee newsletter
Employee Resources

Employee Presentation • July 2008 Questions?

Employee Presentation • July 2008